                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)     May 2, 2003
                                                  --------------


                           CANARGO ENERGY CORPORATION
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             (Exact Name of Registrant as Specified in its Charter)


          Delaware                      0-9147                    91-0881481
--------------------------------------------------------------------------------
(State or other jurisdiction   (Commission File Number)       (I.R.S. Employer
     of incorporation)                                       Identification No.)


        CanArgo Energy Corporation
        P.O. Box 291, St. Peter Port
         Guernsey, British Isles                         GY1 3RR
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  (Address of principal executive offices)              (Zip Code)




Registrant's telephone number, including area code     (44) 1481 729 980
                                                    --------------------


--------------------------------------------------------------------------------
       (Former Name or Former Address, if Changed Since Last Report)

ITEM 7. Financial Statements and Exhibits.

(c)      Exhibits


99.1 Pursuant to Regulation FD, CanArgo Energy Corporation is furnishing a copy of Deed of Variation of Management Services Agreement between CanArgo Energy Corporation and Vazon Energy Limited dated May 2, 2003.


ITEM 9. Regulation FD Disclosure.


Pursuant to Regulation FD, CanArgo Energy Corporation is furnishing a copy of Deed of Variation of Management Services Agreement between CanArgo Energy Corporation and Vazon Energy Limited dated May 2, 2003. The Deed of Variation is attached hereto as Exhibit 99.1.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                CANARGO ENERGY CORPORATION

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Date: May 10, 2003                              By: /s/Liz Landles
                                                  ----------------
                                                Liz Landles, Corporate Secretary

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


                                    AGREEMENT


                                     BETWEEN


                           CANARGO ENERGY CORPORATION


                                       AND


                              VAZON ENERGY LIMITED





--------------------------------------------------------------------------------

                         DEED OF VARIATION OF MANAGEMENT
                               SERVICES AGREEMENT

--------------------------------------------------------------------------------




                                 McGrigor Donald
                                  Pacific House
                              70 Wellington Street
                                     GLASGOW
                                     G2 6SB
                            Telephone: 0141 248 6677
                       Facsimile: 0141 204 1351 / 221 1390
                         E-Mail: enquiries@mcgrigors.com
                       Web Site: http://www.mcgrigors.com
                  D:\NrPortbl\GIMANAGE\KELLYJONES\534821_3.DOC

THIS AGREEMENT IS MADE AS A DEED ON 2ND MAY 2003:-

BETWEEN

(1) CANARGO ENERGY CORPORATION, a corporation (Commission File Number 0-9147) incorporated and existing under the laws of the State of Delaware, United States of America (the "COMPANY"); and

(2) VAZON ENERGY LIMITED, (Company Number 32244) a company incorporated and existing under the laws of Guernsey, Channel Islands (the "CONSULTANT").

WHEREAS:

(A) The Company and the Consultant entered into a management services agreement dated 30 June 2000 (the "MANAGEMENT SERVICES AGREEMENT") under which the Company obtained the services of the Consultant and the Consultant provided certain services to the Company on the terms and conditions of the Management Services Agreement; and

(B) The parties wish to record their agreement and consent to the Management Services Agreement being amended and varied in accordance with the terms of this Agreement.


IT IS AGREED as follows:

1        INTERPRETATION

1.1 In this Agreement unless otherwise specified or the context otherwise requires:-

1.1.1 words and phrases defined in the Management Services Agreement shall bear the same meanings unless otherwise defined or amended herein;

1.1.2    references to this Agreement shall include the Recitals;

1.1.3    references to a Clause is to a clause of this Agreement;

1.1.4    words importing any gender shall include the other genders;

1.1.5 words importing natural persons shall include corporations and vice versa;

1.1.6 words importing the singular only shall include the plural and vice versa;

1.1.7 words importing the whole shall be treated as including a reference to any part thereof; and

1.1.8 any word or expression the definition of which is contained in or referred to in the Act shall be construed as having the meaning attributed to it.

1.2 In this Agreement the headings to the Clauses are inserted for convenience only and shall not affect the construction of this Agreement.

2        VARIATION OF THE MANAGEMENT SERVICES AGREEMENT

2.1 The parties to this Agreement agree and consent that with effect from the date of this Agreement, the Management Services Agreement shall be varied as follows:-


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

2.1.1 In Section 1 of the Agreement the following new definition shall be inserted:


         "COMPENSATION COMMITTEE" means the compensation committee of the Company from time to time;


         "CHANGE OF CONTROL" means the acquisition or series of related acquisitions whether by purchase, transfer, renunciation or otherwise of any interest in the common stock of the Company by a single party if, upon completion of that acquisition or acquisitions, the single party, together with persons acting in concert or connected with him, would hold more than 50 per cent in number of the common stock of the Company;

2.1.2    Section 3 shall be deleted and replaced with the following:


         "This Agreement shall commence on June 30, 2000 and shall terminate upon the earliest to occur of:

          (i) either party giving to the other not less than six (6) months written notice to terminate the Agreement, in which case the Agreement shall terminate six (6) months after the receipt of the notice;

          (ii)  the liquidation or dissolution of the Company;

          (iii) the mutual agreement of the parties to terminate this Agreement; or

          (iv)  the occurrence of an Event of Default.


         The period during which this Agreement is in effect shall be known as the "TERM".


         Notwithstanding the provisions above, in the event of a Change of Control of the Company, the Company shall be required to give the Consultant not less than twelve (12) months written notice to terminate the Agreement."

2.1.3    Exhibit 3 shall be deleted and replaced with the following:


         "The Company accepts that work carried out by the Consultant under this Agreement may contribute to significant business progress for the Company, including for example without limitation, the acquisition of new projects, increase of revenue from existing projects, rationalisation of costs, increase in positive cash flow for the Company, successful corporate restructuring, merger, takeover or similar, or some such other event which is positive for the Company (the "EVENT"), and in these circumstances the Compensation Committee of the Company shall cause the Company to pay a discretionary cash bonus to the Consultant in an amount (if any) to be determined by the Compensation Committee which will take into account, inter alia, the value to the Company of the Event."

3        ACKNOWLEDGEMENTS


         The parties to this Agreement hereby acknowledge and agreed that, save as specifically and expressly amended by this Agreement, the Management Services Agreement shall remain as originally executed and in full force and effect.

4        COUNTERPARTS


         This Agreement may be executed in several counterparts, each of which shall be deemed an original but all of which shall constitute one and the same instrument.


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


5        GOVERNING LAW AND JURISDICTION

5.1      GOVERNING LAW


         This Agreement shall be governed and construed in accordance with the law of England.

5.2      JURISDICTION


         The parties hereby irrevocably submit to the non-exclusive jurisdiction of the Courts of England as regards any claim dispute or matter arising out of or in connection with this Agreement and its implementation or effect.




EXECUTED AND DELIVERED as a deed on the date first above written.


EXECUTED AND DELIVERED AS A DEED


by CANARGO ENERGY CORPORATION acting by

/s/: Nils Trulsvik........................   Director
     -------------

Nils Trulsvik.............................   Full Name

/s/: Russ Hammond.........................   Director
     ------------

Jeffrey Frederick Russell Hammond.........   Full Name



EXECUTED AND DELIVERED AS A DEED


by VAZON ENERGY LIMITED acting by

/s/: David Robson.........................   Director
     ------------

David Robson..............................   Full Name

/s/: E A Landles..........................   Secretary
     -----------

Elizabeth Anne Landles....................   Full Name





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